UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2006

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-20877	87-0539570
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

21st Floor, Railway Plaza, 39 Chatham Road South,

Tsimshatsui, Kowloon,

Hong Kong SAR

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (852) 2317 5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – OTHER EVENTS

Item 8.01 Other Events.

On February 16, 2006, Man Sang Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) disclosing that Man Sang Enterprise Limited (“Purchaser”), a wholly-owned subsidiary of Man Sang International Limited (“MSIL”), which is an indirect subsidiary of the Company, entered into an Agreement for the Sale and Purchase of Shares with Mr. Cheung Yip Shun (the “Vendor”), under which, among other matters, the Purchaser shall acquire and the Vendor shall sell one (1) share of US$1.00 each (the “Sale Share”), representing the entire issued share capital of Smartest Man Holdings Limited (“Smartest Man”) of which the Vendor is the sole registered holder and beneficial owner. The sole asset of Smartest Man is its 49% legal and beneficial interest in the issued share capital of China Pearls and Jewellery City Holdings Limited (the “HK Company”). The Original Current Report is incorporated herein by reference.

This amendment to the Original Current Report is being filed in order to update certain information of the Original Current Report. On March 23, 2006, pursuant to the Establishment Contract (the “Establishment Contract”) with Zhuji City Shanxiahu Town Government and Zhuji Municipal Government acting as supervising party as reported in the Original Current Report, a wholly foreign-owned enterprise (the “WOFE”) was formed with an approved registered capital of US$20,000,000 (equivalent to approximately HK$156,000,000*) and a total investment of US$40,000,000 (equivalent to approximately HK$312,000,000*). MSIL and/or Man Sang Enterprise Limited expects to contribute into the HK Company in proportion to its shareholding in the HK Company, an amount of US$19,600,000 (equivalent to approximately HK$152,880,000*), and the HK Company will contribute that same amount into the total investment and the registered capital of the WOFE.

* The translations of Hong Kong dollar amounts into United States dollars are for convenience only and have been made at the rate of HK$7.8 to US$1, the approximate free rate of exchange as of March 31, 2006.

Cautionary Statement Regarding Forward-Looking Information

This amendment to the Original Current Report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Statements contained in this amendment to the Original Current Report, as well as oral statements made by the Company that are prefaced with the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “designed” and similar expressions, are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company’s future plans of operations, business strategy, results of operations and financial position. These statements are based on the Company’s current expectations and estimates as to prospective events and circumstances about which the Company can give no firm assurance. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. As it is not possible to predict every new factor that may emerge, forward-looking statements should not be relied upon as a prediction of the Company’s actual future financial condition or results. These forward-looking statements like any forward-looking statements, involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, particularly those mentioned in the Company’s Form 10-K for the fiscal year ended March 31, 2005, and in periodic reports on Form 10-Q, including but not limited to those described in the Company’s Form 10-Q for the quarterly period ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 4, 2006	MAN SANG HOLDINGS, INC.

By:     /s/ CHENG Chung Hing, Ricky

CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer